Exhibit 99.1

FULTON FINANCIAL
CORPORATION

FOR IMMEDIATE RELEASE
Media Contact: Laura Wakeley (717) 291-2616
Investor Contact: Matt Jozwiak (717) 327-2657

Fulton Financial Announces Second Quarter 2021 Results

(July 20, 2021) – Lancaster, PA – Fulton Financial Corporation (NASDAQ:FULT) (“Fulton” or the “Corporation”) reported net income available to common shareholders of $62 million, or $0.38 per diluted share, for the second quarter of 2021.

"In the second quarter, Fulton Financial again achieved solid performance,” said E. Philip Wenger, Chairman and CEO of Fulton Financial Corporation. "Our results reflect stable to improving core business trends, a disciplined operating environment, growth in wealth management revenues and stable asset quality.”

Net Interest Income and Balance Sheet

Net interest income for the second quarter of 2021 was $162 million, $2 million lower than the first quarter of 2021. Net interest margin for the second quarter of 2021 decreased 6 basis points, to 2.73%, from 2.79% in the first quarter of 2021. The decreases in net interest income and net interest margin in comparison to the first quarter of 2021 were primarily due to lower fee income recognized related to the Paycheck Protection Program ("PPP") loans, which were $12 million in the second quarter of 2021 compared to $19 million for the first quarter of 2021, as well as lower yields on loans.
Total average interest-earning assets for the second quarter of 2021 were $24 billion, a decrease of $2 million from the first quarter of 2021, driven by a decline in PPP loans and other interest-earning assets, partially offset by growth in the commercial and residential real estate loan portfolios as well as investment securities. Average Net Loans1, which include loans originated under the PPP, were $18.9 billion, a decrease of $74 million compared to the first quarter of 2021. Average PPP loans were $1.5 billion for the second quarter of 2021 compared to $1.7 billion for the first quarter of 2021. Second quarter loan balances were impacted by the net effect of $639 million of PPP loans forgiven and $60 million of new loans originated under the third phase of the PPP in the second quarter of 2021.

1Loans and lease receivables, (net of unearned income)

Average loans and yields, by type, for the second quarter of 2021 in comparison to the first quarter of 2021 are summarized in the following table:

	Three months ended
	June 30, 2021		March 31, 2021		Growth
	Balance	Yield (1)	Balance	Yield (1)	$	%
	(dollars in thousands)
Average Net Loans by type:
Real estate - commercial mortgage	$7,177,622	3.16%	$7,128,997	3.15%	$48,625	0.7%
Commercial and industrial(2)	5,445,160	2.58%	5,722,080	2.57%	(276,920)	(4.8)%
Real estate - residential mortgage	3,396,690	3.39%	3,183,585	3.52%	213,105	6.7%
Real estate - home equity	1,139,558	3.71%	1,175,218	3.75%	(35,660)	(3.0)%
Real estate - construction	1,054,469	3.05%	1,054,718	3.09%	(249)	(0.0)%
Consumer	451,486	3.89%	459,038	4.13%	(7,552)	(1.6)%
Equipment lease financing	256,248	3.74%	266,405	4.11%	(10,157)	(3.8)%
Other(3)	(14,677)	N/A	(9,455)	N/A	(5,222)	55.2%
Total Average Net Loans	$18,906,556	3.32%	$18,980,586	3.53%	$(74,030)	(0.4)%

(1) Presented on a fully-taxable equivalent basis using a 21% Federal tax rate and statutory interest expense disallowances.
(2) Includes average PPP loans of $1.5 billion and $1.7 billion for the three months ended June 30, 2021 and March 31, 2021, respectively.
(3) Consists of overdrafts and net origination fees and costs.

Total average liabilities decreased $98 million, to $23.3 billion, in the second quarter of 2021 compared to the first quarter of 2021 driven by decreases in short-term and long-term borrowings, partially offset by increases in average deposits. Average deposits and interest rates, by type, for the second quarter of 2021 in comparison to the first quarter of 2021 are summarized in the following table:

	Three months ended
	June 30, 2021		March 31, 2021		Growth
	Balance	Rate	Balance	Rate	$	%
	(dollars in thousands)
Average Deposits, by type:
Noninterest-bearing demand	$7,203,696	—	$6,672,832	—	$530,864	8.0%
Interest-bearing demand	5,979,855	0.06%	5,832,174	0.08%	147,681	2.5%
Savings	6,280,629	0.09%	6,137,084	0.10%	143,545	2.3%
Total average demand and savings	19,464,180	0.05%	18,642,090	0.06%	822,090	4.4%
Brokered	297,815	0.34%	324,364	0.49%	(26,549)	(8.2)%
Time	2,003,606	1.09%	2,150,570	1.23%	(146,964)	(6.8)%
Total Average Deposits	$21,765,601	0.15%	$21,117,024	0.18%	$648,577	3.1%

Asset Quality

In the second quarter of 2021, a negative provision for credit losses of $4 million was recognized, as compared to a negative provision for credit losses of $6 million recognized in the first quarter of 2021. A $20 million provision for credit losses was recognized in the second quarter of 2020. Consistent with the first quarter of 2021, improved economic forecasts and a decrease in specific allocations within the allowance for credit losses for loans evaluated individually reduced the level of the allowance for credit losses determined to be necessary at the end of the second quarter of 2021.
The $20 million provision for credit losses in the second quarter of 2020 reflected expected credit losses based on economic forecasts as of the end of the second quarter of 2020 and the assessment of the estimated impacts of the COVID-19 pandemic at that time.
Non-performing assets were $157 million, or 0.60% of total assets, at June 30, 2021, compared to $156 million, or 0.60% of total assets, and $145 million, or 0.59% of total assets at March 31, 2021 and June 30, 2020, respectively.
Annualized net charge-offs for the quarter ended June 30, 2021 were 0.15% of total average loans, compared to 0.13% and 0.09% for the quarters ended March 31, 2021 and June 30, 2020, respectively.

Non-interest Income

Non-interest income in the second quarter of 2021, excluding investment securities gains, was $52 million, a decrease of $10 million, or 16%, from the first quarter of 2021, primarily driven by decreases of $11 million in mortgage banking income and a $1 million decrease in capital markets income. The decrease in mortgage banking income was due to lower mortgage sales and gain-on-sale spreads on loans sold, as well as a $2 million addition to the valuation allowance for mortgage servicing assets. The $1 million decrease in capital markets income was the result of lower commercial loan interest rate swap revenues.
Compared to the second quarter of 2020, non-interest income, excluding investment securities gains, in the second quarter of 2021 decreased $1 million, or 2%, from $53 million, primarily driven by a $7 million decrease in mortgage banking income, resulting from a combination of lower mortgage sales gains and higher rates. During the second quarter of 2020, mortgage banking income was higher as a result of lower mortgage interest rates which drove an increase in activity. The decrease in mortgage banking income was partially offset by a $4 million increase in wealth management income and a $2 million increase in consumer banking income.
Net investment securities gains were $33 million lower compared to the first quarter of 2021. In the first quarter of 2021, Fulton completed a balance sheet restructuring involving gains on sales of Visa, Inc. Class B restricted shares of $34 million, which were offset in non-interest expense by corresponding debt extinguishment costs of $32 million, other securities losses of $0.4 million and a write-off of $1 million recognized in net interest income in connection with the purchase of certain of the Corporation's outstanding senior and subordinated notes and the prepayment of term Federal Home Loan Bank advances.

Non-interest Expense

Non-interest expense was $141 million in the second quarter of 2021, a decrease of $38 million compared to the first quarter of 2021, with the decrease driven by costs recognized during the first quarter of 2021 associated with the aforementioned balance sheet restructuring.
Compared to the second quarter of 2020, non-interest expense decreased $2 million, or 2%, in the second quarter of 2021, due primarily to a decrease in salaries and employee benefits and debt extinguishment costs. In the second quarter of 2020 a $3 million prepayment penalty on redemption of FHLB advances was incurred. These decreases were partially offset by increases in multiple other non-interest expense categories.

Income Tax Expense

The effective income tax rate (ETR) was 16% for both the second and first quarters of 2021 as compared to 14% for second quarter of 2020. The increase was a result of higher income before income taxes, while net favorable permanent differences were relatively the same compared to the second quarter of 2020.

Additional information on Fulton is available on the Internet at www.fult.com.

Safe Harbor Statement

This news release may contain forward-looking statements with respect to the
Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results.
Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, they are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation's actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2020, Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 and other current and periodic reports, which have been or will be filed with the Securities and Exchange Commission and are or will be available in the Investor Relations section of the

Corporation's website (www.fult.com) and on the Securities and Exchange Commission's website (www.sec.gov).

Non-GAAP Financial Measures

The Corporation uses certain non-GAAP financial measures in this earnings release. These non-GAAP financial measures are reconciled to the most comparable GAAP measures in tables at the end of this release.

FULTON FINANCIAL CORPORATION
SUMMARY CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)
in thousands, except per-share data and percentages
	Three months ended
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
	2021	2021	2020	2020	2020
Ending Balances
Investments	$3,921,658	$3,612,010	$3,340,424	$3,097,721	$2,974,813
Net Loans	18,586,756	18,990,986	18,900,820	19,028,621	18,704,722
Total assets	26,079,774	25,892,990	25,906,733	25,543,281	24,617,863
Deposits	21,724,312	21,633,838	20,839,207	20,730,051	19,884,208
Shareholders' equity	2,692,958	2,629,655	2,616,828	2,390,261	2,340,501

Average Balances
Investments	$3,670,333	$3,448,166	$3,221,289	$2,977,672	$3,096,632
Net Loans	18,906,556	18,980,586	18,994,514	18,880,519	18,331,797
Total assets	26,017,542	26,082,816	25,749,405	25,169,508	24,139,116
Deposits	21,765,601	21,117,024	20,791,522	20,388,447	19,276,658
Shareholders' equity	2,669,413	2,637,098	2,544,866	2,374,091	2,309,133

Income Statement
Net interest income	$162,399	$164,448	$161,591	$154,116	$152,754
Provision for credit losses	(3,500)	(5,500)	6,240	7,080	19,570
Non-interest income	51,890	95,397	55,574	63,248	55,922
Non-interest expense	140,831	178,384	154,737	139,147	143,006
Income before taxes	76,958	86,961	56,187	71,137	46,101
Net income available to common shareholders	62,402	70,472	48,690	61,607	39,559
Pre-provision net revenue(1)	75,575	81,795	64,092	80,043	67,125

Per Share
Net income available to common shareholders (basic)	$0.38	$0.43	$0.30	$0.38	$0.24
Net income available to common shareholders (diluted)	$0.38	$0.43	$0.30	$0.38	$0.24
Cash dividends	$0.14	$0.14	$0.17	$0.13	$0.13
Common shareholders' equity	$15.34	$14.99	$14.93	$14.74	$14.45
Common shareholders' equity (tangible)(1)	$12.05	$11.69	$11.62	$11.44	$11.15
Weighted average shares (basic)	162,785	162,441	162,242	162,061	161,715
Weighted average shares (diluted)	163,858	163,737	163,071	162,579	162,267

(1) Non-GAAP financial measure. Refer to the calculation on the page titled “Reconciliation of Non-GAAP Measures” at the end of this document.

	Three months ended
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
	2021	2021	2020	2020	2020
Asset Quality
Net charge-offs (recoveries) to average loans (annualized)	0.15%	0.13%	(0.07)%	(0.05)%	0.09%
Non-performing loans to total loans	0.83%	0.80%	0.78%	0.75%	0.75%
Non-performing assets to total assets	0.60%	0.60%	0.58%	0.57%	0.59%
ACL - loans(2) to total loans	1.37%	1.40%	1.47%	1.40%	1.37%
ACL - loans(2) to non-performing loans	166%	174%	189%	188%	183%

Asset Quality, excluding PPP(1)(3)
Net charge-offs (recoveries) to adjusted average loans (annualized)	0.16%	0.14%	(0.08)%	(0.06)%	0.10%
Non-performing loans to total adjusted loans	0.88%	0.88%	0.85%	0.83%	0.83%
ACL - loans(2) to total adjusted loans	1.46%	1.54%	1.60%	1.56%	1.53%

Profitability
Return on average assets	1.00%	1.14%	0.79%	0.97%	0.66%
Return on average common shareholders' equity	9.38%	10.84%	7.61%	10.32%	6.89%
Return on average common shareholders' equity (tangible)(1)	12.93%	15.00%	10.32%	13.50%	8.99%
Net interest margin	2.73%	2.79%	2.75%	2.70%	2.81%
Efficiency ratio(1)	63.8%	63.0%	62.5%	62.3%	66.4%

Capital Ratios
Tangible common equity ratio(1)	7.7%	7.5%	7.4%	7.4%	7.5%
Tier 1 leverage ratio(4)	8.4%	8.3%	8.2%	7.4%	7.6%
Common equity Tier 1 capital ratio(4)	9.9%	9.8%	9.5%	9.5%	9.5%
Tier 1 capital ratio(4)	10.9%	10.8%	10.5%	9.5%	9.5%
Total risk-based capital ratio(4)	14.3%	14.2%	14.4%	13.9%	13.8%

(1) Non-GAAP financial measure. Refer to the calculation on the page titled "Reconciliation of Non-GAAP Measures" at the end of this document.
(2) "ACL - loans" relates to the allowance for credit losses ("ACL") specifically on "Net Loans" and does not include the ACL related to off-balance-sheet ("OBS") credit exposures.
(3) Asset quality information excluding Paycheck Protection Program ("PPP") loans. Refer to the calculation on the page titled "Reconciliation of Non-GAAP Measures" at the end of this document.
(4) Regulatory capital ratios as of June 30, 2021 are preliminary and prior periods are actual.

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
						% Change from
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2021	2021	2020	2020	2020	2021	2020
ASSETS
Cash and due from banks	$143,002	$102,570	$120,462	$139,304	$141,702	39.4%	0.9%
Other interest-earning assets	1,823,688	1,625,515	1,819,499	1,489,550	1,007,939	12.2%	80.9%
Loans held for sale	41,924	34,092	83,886	93,621	77,415	23.0%	(45.8)%
Investment securities	3,921,658	3,612,010	3,340,424	3,097,721	2,974,813	8.6%	31.8%
Net Loans	18,586,756	18,990,986	18,900,820	19,028,621	18,704,722	(2.1)%	(0.6)%
Less: ACL - loans(1)	(255,032)	(265,986)	(277,567)	(266,825)	(256,537)	(4.1)%	(0.6)%
Loans, net	18,331,724	18,725,000	18,623,253	18,761,796	18,448,185	(2.1)%	(0.6)%
Net, premises and equipment	228,353	229,035	231,480	236,943	239,596	(0.3)%	(4.7)%
Accrued interest receivable	63,232	65,649	72,942	70,766	73,720	(3.7)%	(14.2)%
Goodwill and intangible assets	536,847	536,544	536,659	534,907	535,039	0.1%	0.3%
Other assets	989,346	962,575	1,078,128	1,118,673	1,119,454	2.8%	(11.6)%
Total Assets	$26,079,774	$25,892,990	$25,906,733	$25,543,281	$24,617,863	0.7%	5.9%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$21,724,312	$21,633,838	$20,839,207	$20,730,051	$19,884,208	0.4%	9.3%
Short-term borrowings	533,749	520,989	630,066	611,727	572,551	2.4%	(6.8)%
Other liabilities	501,542	482,101	524,369	515,230	525,407	4.0%	(4.5)%
Long-term borrowings	627,213	626,407	1,296,263	1,296,012	1,295,196	0.1%	(51.6)%
Total Liabilities	23,386,816	23,263,335	23,289,905	23,153,020	22,277,362	0.5%	5.0%
Shareholders' equity	2,692,958	2,629,655	2,616,828	2,390,261	2,340,501	2.4%	15.1%
Total Liabilities and Shareholders' Equity	$26,079,774	$25,892,990	$25,906,733	$25,543,281	$24,617,863	0.7%	5.9%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$7,152,932	$7,142,137	$7,105,092	$7,046,330	$6,934,936	0.2%	3.1%
Commercial and industrial	3,870,462	3,986,858	4,088,561	4,007,278	4,033,439	(2.9)%	(4.0)%
Real estate - residential mortgage	3,555,897	3,254,058	3,141,915	3,061,835	2,862,226	9.3%	24.2%
Real estate - home equity	1,136,128	1,149,958	1,202,913	1,222,709	1,251,455	(1.2)%	(9.2)%
Real estate - construction	1,070,755	1,083,494	1,047,218	1,007,534	972,909	(1.2)%	10.1%
Consumer	448,433	451,857	466,772	469,551	465,610	(0.8)%	(3.7)%
Equipment lease financing	252,158	260,907	279,118	280,286	281,897	(3.4)%	(10.5)%
Other(2)	(14,410)	(26,677)	(12,481)	(27,067)	(34,784)	(46.0)%	(58.6)%
Net Loans before PPP	17,472,355	17,302,592	17,319,108	17,068,456	16,767,688	1.0%	4.2%
PPP	1,114,401	1,688,394	1,581,712	1,960,165	1,937,034	(34.0)%	(42.5)%
Total Net Loans	$18,586,756	$18,990,986	$18,900,820	$19,028,621	$18,704,722	(2.1)%	(0.6)%
Deposits, by type:
Noninterest-bearing demand	$7,442,132	$7,046,116	$6,531,002	$6,378,077	$6,239,055	5.6%	19.3%
Interest-bearing demand	5,795,404	5,959,909	5,818,564	5,813,935	5,099,405	(2.8)%	13.6%
Savings	6,276,554	6,244,513	5,929,792	5,805,431	5,667,893	0.5%	10.7%
Total demand and savings	19,514,090	19,250,538	18,279,358	17,997,443	17,006,353	1.4%	14.7%
Brokered	277,444	309,873	335,185	317,588	310,689	(10.5)%	(10.7)%
Time	1,932,778	2,073,427	2,224,664	2,415,020	2,567,166	(6.8)%	(24.7)%
Total Deposits	$21,724,312	$21,633,838	$20,839,207	$20,730,051	$19,884,208	0.4%	9.3%
Short-term borrowings, by type:
Customer funding	$533,749	$520,989	$630,066	$611,727	$572,551	2.4%	(6.8)%
Total Short-term Borrowings	$533,749	$520,989	$630,066	$611,727	$572,551	2.4%	(6.8)%

(1) "ACL - loans" relates to the ACL specifically on "Net Loans" and does not include the ACL related to OBS credit exposures.
(2) Consists of overdrafts and net origination fees and costs.

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
dollars in thousands
	Three Months Ended					% Change from		Six Months Ended
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30	Jun 30
	2021	2021	2020	2020	2020	2021	2020	2021	2020	% Change
Interest Income:
Interest income	$176,673	$184,936	$183,645	$179,159	$180,696	(4.5)%	(2.2)%	$361,609	$380,074	(4.9)%
Interest expense	14,274	20,488	22,054	25,043	27,942	(30.3)%	(48.9)%	34,762	66,574	(47.8)%
Net Interest Income	162,399	164,448	161,591	154,116	152,754	(1.2)%	6.3%	326,847	313,500	4.3%
Provision for credit losses	(3,500)	(5,500)	6,240	7,080	19,570	(36.4)%	(117.9)%	(9,000)	63,600	(114.2)%
Net Interest Income after Provision	165,899	169,948	155,351	147,036	133,184	(2.4)%	24.6%	335,847	249,900	34.4%
Non-Interest Income:
Commercial banking:
Merchant and card	6,786	5,768	5,953	6,237	5,326	17.6%	27.4%	12,554	10,950	14.6%
Cash management	5,341	4,921	4,737	4,742	4,503	8.5%	18.6%	10,262	9,245	11.0%
Capital markets	1,536	2,800	3,513	4,696	5,004	(45.1)%	(69.3)%	4,336	10,079	(57.0)%
Other commercial banking	3,466	2,853	2,606	2,636	1,914	21.5%	81.1%	6,319	4,892	29.2%
Total commercial banking	17,129	16,342	16,809	18,311	16,748	4.8%	2.3%	33,471	35,167	(4.8)%
Consumer banking:
Card	5,733	5,878	5,123	5,002	4,966	(2.5)%	15.4%	11,611	9,651	20.3%
Overdraft	2,750	2,724	3,376	3,015	2,107	1.0%	30.5%	5,474	6,165	(11.2)%
Other consumer banking	2,377	2,152	2,298	2,406	2,065	10.5%	15.1%	4,529	4,561	(0.7)%
Total consumer banking	10,860	10,754	10,797	10,423	9,138	1.0%	18.8%	21,614	20,377	6.1%
Wealth management	17,634	17,347	15,653	14,943	13,407	1.7%	31.5%	34,981	28,462	22.9%
Mortgage banking	2,838	13,960	9,311	16,801	9,964	(79.7)%	(71.5)%	16,798	16,198	3.7%
Other	3,393	3,519	3,004	2,769	3,660	(3.6)%	(7.3)%	6,912	7,311	(5.5)%
Non-interest income before investment securities gains	51,854	61,922	55,574	63,246	52,917	(16.3)%	(2.0)%	113,776	107,515	5.8%
Investment securities gains, net	36	33,475	—	2	3,005	(99.9)%	(98.8)%	33,511	3,051	N/M
Total Non-Interest Income	51,890	95,397	55,574	63,248	55,922	(45.6)%	(7.2)%	147,287	110,566	33.2%
Non-Interest Expense:
Salaries and employee benefits	78,367	82,586	83,929	79,227	81,012	(5.1)%	(3.3)%	160,953	161,240	(0.2)%
Net occupancy	12,494	13,982	13,161	13,221	13,144	(10.6)%	(4.9)%	26,476	26,630	(0.6)%
Data processing and software	13,932	13,561	11,951	12,285	12,193	2.7%	14.3%	27,493	23,838	15.3%
Other outside services	8,178	8,490	8,334	7,617	7,600	(3.7)%	7.6%	16,668	15,481	7.7%
Equipment	3,424	3,428	3,563	3,711	3,193	(0.1)%	7.2%	6,852	6,611	3.6%
Professional fees	2,651	2,779	2,424	2,879	3,331	(4.6)%	(20.4)%	5,430	7,533	(27.9)%
FDIC insurance	2,282	2,624	2,346	1,578	2,133	(13.0)%	7.0%	4,906	4,941	(0.7)%
Amortization of tax credit investments	1,563	1,531	1,532	1,694	1,450	2.1%	7.8%	3,094	2,900	6.7%
Marketing	1,348	1,002	1,098	1,147	1,303	34.5%	3.5%	2,350	2,882	(0.7)%
Intangible amortization	178	115	132	132	132	54.8%	34.8%	293	264	11.0%
Debt extinguishment	412	32,163	—	—	2,878	(98.7)%	(98.7)%	32,575	2,878	N/M
Other	16,002	16,123	26,268	15,654	14,637	(0.8)%	9.3%	32,125	30,360	5.8%
Total Non-Interest Expense	140,831	178,383	154,738	139,145	143,006	(21.1)%	(1.5)%	319,215	285,558	11.8%
Income Before Income Taxes	76,958	86,961	56,187	71,139	46,100	(11.5)%	66.9%	163,919	74,909	118.8%
Income tax expense	11,994	13,898	5,362	9,529	6,542	(13.7)%	83.3%	25,892	9,303	N/M
Net Income	64,964	73,063	50,825	61,610	39,558	(11.1)%	64.2%	138,027	65,606	110.4%
Preferred stock dividends	(2,562)	(2,591)	(2,135)	—	—	(1.1)%	N/M	(5,153)	—	N/M
Net Income Available to Common Shareholders	$62,402	$70,472	$48,690	$61,610	$39,558	(11.5)%	57.7%	$132,874	$65,606	102.5%

PER SHARE:
Net income:
Basic	$0.38	$0.43	$0.30	$0.38	$0.24	(11.6)%	58.3%	$0.81	$0.40	102.5%
Diluted	0.38	0.43	0.30	0.38	0.24	(11.6)%	58.3%	0.81	0.40	102.5%
Cash dividends	0.14	0.14	0.17	0.13	0.13	—%	7.7%	0.28	0.26	7.7%

Weighted average shares (basic)	162,785	162,441	162,242	162,061	161,715	0.2%	0.7%	162,614	162,582	—%
Weighted average shares (diluted)	163,858	163,737	163,071	162,579	162,267	0.1%	1.0%	163,738	163,326	0.3%
N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Three months ended
	June 30, 2021			March 31, 2021			June 30, 2020
	Average	Interest	Yield/	Average	Interest	Yield/	Average	Interest	Yield/
	Balance	(1)	Rate	Balance	(1)	Rate	Balance	(1)	Rate
ASSETS

Interest-earning assets:
Net Loans	$18,906,556	$156,525	3.32%	$18,980,586	$165,462	3.53%	$18,331,797	$160,613	3.52%
Taxable investment securities	2,630,090	13,898	1.93%	2,438,496	13,691	2.08%	2,200,870	15,171	2.76%
Tax-exempt investment securities	961,141	7,494	3.11%	911,648	7,156	3.13%	830,836	6,737	3.23%
Total Investment Securities	3,591,231	21,392	2.38%	3,350,144	20,847	2.49%	3,031,706	21,908	2.89%
Loans held for sale	31,948	199	2.49%	53,465	471	3.53%	55,608	509	3.66%
Other interest-earning assets	1,752,549	1,575	0.16%	1,900,199	1,136	0.24%	815,910	766	0.38%
Total Interest-earning Assets	24,282,284	179,691	2.97%	24,284,394	187,916	3.13%	22,235,021	183,796	3.32%

Noninterest-earning assets:
Cash and due from banks	129,927			120,181			153,728
Premises and equipment	229,047			230,649			240,417
Other assets	1,643,410			1,728,473			1,761,038
Less: ACL - loans(2)	(267,126)			(280,881)			(251,088)
Total Assets	$26,017,542			$26,082,816			$24,139,116

LIABILITIES AND SHAREHOLDERS' EQUITY

Interest-bearing liabilities:
Demand deposits	$5,979,855	$932	0.06%	$5,832,174	$1,160	0.08%	$5,103,419	$2,219	0.17%
Savings deposits	6,280,629	1,363	0.09%	6,137,084	1,526	0.10%	5,446,368	3,331	0.25%
Brokered deposits	297,815	253	0.34%	324,364	395	0.49%	312,121	422	0.54%
Time deposits	2,003,606	5,434	1.09%	2,150,570	6,521	1.23%	2,624,962	11,145	1.71%
Total Interest-bearing Deposits	14,561,905	7,982	0.22%	14,444,192	9,602	0.27%	13,486,870	17,118	0.51%

Short-term borrowings	514,025	137	0.11%	570,775	188	0.13%	707,771	517	0.29%
Long-term borrowings	626,795	6,155	3.93%	1,271,170	10,698	3.38%	1,361,421	10,307	3.03%
Total Interest-bearing Liabilities	15,702,725	14,274	0.36%	16,286,137	20,488	0.51%	15,556,062	27,942	0.72%

Noninterest-bearing liabilities:
Demand deposits	7,203,696			6,672,832			5,789,788
Total Deposits/Cost of Deposits	21,765,601		0.15%	21,117,024		0.18%	19,276,658		0.36%
Other	441,708			486,749			484,133
Total Liabilities	23,348,129			23,445,718			21,829,983
Total Interest-bearing liabilities and non-interest bearing deposits ("Cost of Funds")	22,906,421		0.25%	22,958,969		0.36%	21,345,850		0.53%

Shareholders' equity	2,669,413			2,637,098			2,309,133
Total Liabilities and Shareholders' Equity	$26,017,542			$26,082,816			$24,139,116

Net interest income/net interest margin (fully taxable equivalent)		165,417	2.73%		167,428	2.79%		155,854	2.81%
Tax equivalent adjustment		(3,018)			(2,979)			(3,100)
Net interest income		$162,399			$164,449			$152,754

(1) Presented on a fully taxable-equivalent basis using a 21% federal tax rate and statutory interest expense disallowances.
(2) "ACL - loans" relates to the ACL specifically on "Net Loans" and does not include the ACL related to OBS credit exposures.

FULTON FINANCIAL CORPORATION
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL (UNAUDITED):
dollars in thousands
	Three months ended					% Change from
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2021	2021	2020	2020	2020	2021	2020
Loans, by type:
Real estate - commercial mortgage	$7,177,622	$7,128,997	$7,101,363	$6,986,528	$6,875,872	0.7%	4.4%
Commercial and industrial	3,920,771	4,033,367	4,024,879	4,030,750	4,451,228	(2.8)%	(11.9)%
Real estate - residential mortgage	3,396,690	3,183,585	3,087,529	2,975,516	2,769,682	6.7%	22.6%
Real estate - home equity	1,139,558	1,175,218	1,212,113	1,237,602	1,271,190	(3.0)%	(10.4)%
Real estate - construction	1,054,469	1,054,718	1,009,284	981,589	941,079	—%	12.0%
Consumer	451,486	459,038	468,678	464,851	465,728	(1.6)%	(3.1)%
Equipment lease financing	256,248	266,405	279,059	279,217	284,658	(3.8)%	(10.0)%
Other(1)	(14,677)	(9,455)	(18,817)	(28,656)	13,443	55.2%	N/M
Net Loans before PPP	17,382,167	17,291,873	17,164,088	16,927,397	17,072,880	0.5%	1.8%
PPP	1,524,389	1,688,713	1,830,426	1,953,122	1,258,917	(9.7)%	21.1%
Total Net Loans	$18,906,556	$18,980,586	$18,994,514	$18,880,519	$18,331,797	(0.4)%	3.1%

Deposits, by type:
Noninterest-bearing demand	$7,203,696	$6,672,832	$6,477,228	$6,270,683	$5,789,788	8.0%	24.4%
Interest-bearing demand	5,979,855	5,832,174	5,762,150	5,591,548	5,103,419	2.5%	17.2%
Savings	6,280,629	6,137,084	5,905,137	5,716,050	5,446,368	2.3%	15.3%
Total demand and savings	19,464,180	18,642,090	18,144,515	17,578,281	16,339,575	4.4%	19.1%
Brokered	297,815	324,364	340,451	314,721	312,121	(8.2)%	(4.6)%
Time	2,003,606	2,150,570	2,306,556	2,495,445	2,624,962	(6.8)%	(23.7)%
Total Deposits	$21,765,601	$21,117,024	$20,791,522	$20,388,447	$19,276,658	3.1%	12.9%

Short-term borrowings, by type:
Customer funding	$514,025	$570,775	$622,623	$613,127	$546,716	(9.9)%	(6.0)%
Federal funds purchased	—	—	—	—	74,231	N/M	(100.0)%
Short-term FHLB advances and other borrowings	—	—	—	—	86,824	N/M	(100.0)%
Total Short-term borrowings	$514,025	$570,775	$622,623	$613,127	$707,771	(9.9)%	(27.4)%

N/M - Not meaningful
(1) Consists of overdrafts and net origination fees and costs.

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Six months ended June 30
	2021			2020
	Average	Interest	Yield/	Average	Interest	Yield/
	Balance	(1)	Rate	Balance	(1)	Rate
ASSETS

Interest-earning assets:
Net Loans	$18,943,367	$321,987	3.42%	$17,595,932	$338,110	3.86%
Taxable investment securities	2,534,821	27,588	2.00%	2,242,663	31,465	2.81%
Tax-exempt investment securities	936,531	14,651	3.12%	775,530	12,698	3.26%
Total Investment Securities	3,471,352	42,239	2.43%	3,018,193	44,163	2.92%
Loans held for sale	42,647	671	3.14%	41,393	829	4.00%
Other interest-earning assets	1,825,966	2,711	0.19%	709,091	3,297	4.31%
Total Interest-earning Assets	24,283,332	367,607	3.05%	21,364,609	386,399	3.63%

Noninterest-earning assets:
Cash and due from banks	125,081			145,988
Premises and equipment	229,843			240,019
Other assets	1,685,708			1,675,849
Less: ACL - loans(2)	(273,965)			(230,858)
Total Assets	$26,049,999			$23,195,607

LIABILITIES AND SHAREHOLDERS' EQUITY

Interest-bearing liabilities:
Demand deposits	$5,906,423	$2,092	0.07%	$4,876,662	$8,020	0.33%
Savings deposits	6,209,253	2,890	0.09%	5,287,015	10,441	0.40%
Brokered deposits	311,016	647	0.42%	293,756	1,495	1.02%
Time deposits	2,076,681	11,955	1.16%	2,693,202	23,602	1.76%
Total Interest-bearing Deposits	14,503,373	17,584	0.24%	13,150,635	43,558	0.67%

Short-term borrowings	542,243	325	0.12%	1,005,409	4,590	0.91%
Long-term borrowings	947,203	16,853	3.56%	1,212,318	18,426	3.04%
Total Interest-bearing Liabilities	15,992,819	34,762	0.44%	15,368,362	66,574	0.87%

Noninterest-bearing liabilities:
Demand deposits	6,939,731			5,048,408
Total Deposits/Cost of Deposits	21,443,104		0.17%	18,199,043		0.48%
Other	464,104			455,763
Total Liabilities	23,396,654			20,872,533
Total Interest-bearing liabilities and non-interest bearing deposits ("Cost of Funds")	22,932,550		0.30%	20,416,770		0.65%

Shareholders' equity	2,653,345			2,323,074
Total Liabilities and Shareholders' Equity	$26,049,999			$23,195,607

Net interest income/net interest margin (fully taxable equivalent)		332,845	2.76%		319,825	3.01%
Tax equivalent adjustment		(5,998)			(6,325)
Net interest income		$326,847			$313,500

(1) Presented on a fully taxable-equivalent basis using a 21% federal tax rate and statutory interest expense disallowances.
(2) "ACL - loans" relates to the ACL specifically on "Net Loans" and does not include the ACL related to OBS credit exposures.

FULTON FINANCIAL CORPORATION
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL (UNAUDITED):
dollars in thousands

	Six months ended June 30
	2021	2020	% Change
Loans, by type:
Real estate - commercial mortgage	$7,153,444	$6,811,318	5.0%
Commercial and industrial	3,976,758	4,448,990	(10.6)%
Real estate - residential mortgage	3,290,726	2,719,851	21.0%
Real estate - home equity	1,157,289	1,285,661	(10.0)%
Real estate - construction	1,054,593	935,304	12.8%
Consumer	455,241	466,071	(2.3)%
Equipment lease financing	261,300	284,612	(8.2)%
Other(1)	(12,081)	14,667	N/M
Net Loans before PPP	17,337,270	16,966,474	2.2%
PPP	1,606,097	629,458	N/M
Total Net Loans	$18,943,367	$17,595,932	7.7%

Deposits, by type:
Noninterest-bearing demand	$6,939,731	$5,048,408	37.5%
Interest-bearing demand	5,906,423	4,876,662	21.1%
Savings	6,209,253	5,287,015	17.4%
Total demand and savings	19,055,407	15,212,085	25.3%
Brokered	311,016	293,756	5.9%
Time	2,076,681	2,693,202	(22.9)%
Total Deposits	$21,443,104	$18,199,043	17.8%

Short-term borrowings, by type:
Customer funding	542,243	487,478	11.2%
Federal funds purchased	—	130,549	N/M
Short-term FHLB advances and other borrowings	—	387,382	N/M
Total Short-term Borrowings	$542,243	$1,005,409	(46.1)%

N/M - Not meaningful
(1) Consists of overdrafts and net origination fees and costs.

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Three months ended
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
	2021	2021	2020	2020	2020
Allowance for credit losses related to Net Loans:
Balance at beginning of period	$265,986	$277,567	$266,825	$256,537	$238,508

Loans charged off:
Commercial and industrial	(954)	(4,319)	(1,567)	(2,969)	(3,480)
Real estate - commercial mortgage	(6,506)	(1,837)	(300)	(746)	(2,324)
Consumer and home equity	(1,130)	(847)	(668)	(1,093)	(1,303)
Real estate - residential mortgage	(496)	(192)	—	(198)	(235)
Real estate - construction	—	(39)	—	—	(17)
Equipment lease financing and other	(436)	(968)	(483)	(483)	(688)
Total loans charged off	(9,522)	(8,202)	(3,018)	(5,489)	(8,047)
Recoveries of loans previously charged off:
Commercial and industrial	693	769	4,581	2,103	2,978
Real estate - commercial mortgage	729	174	588	100	95
Consumer and home equity	634	440	594	491	649
Real estate - residential mortgage	105	95	199	95	112
Real estate - construction	254	384	179	4,873	—
Equipment lease financing and other	153	159	219	185	92
Recoveries of loans previously charged off	2,568	2,021	6,360	7,847	3,926
Net loans recovered (charged off)	(6,954)	(6,181)	3,342	2,358	(4,121)
Provision for credit losses	(4,000)	(5,400)	7,400	7,930	22,150
Balance at end of period	$255,032	$265,986	$277,567	$266,825	$256,537
Net charge-offs (recoveries) to average loans (annualized)	0.15%	0.13%	(0.07)%	(0.05)%	0.09%

Allowance credit losses related to OBS Credit Exposures(1)
Balance at beginning of period	$14,273	$14,373	$15,533	$16,383	$18,963
Provision for credit losses	500	(100)	(1,160)	(850)	(2,580)
Balance at end of period	$14,773	$14,273	$14,373	$15,533	$16,383

NON-PERFORMING ASSETS:
Non-accrual loans	$147,864	$143,889	$137,198	$128,321	$125,037
Loans 90 days past due and accruing	5,865	8,559	9,929	13,761	14,767
Total non-performing loans	153,729	152,448	147,127	142,082	139,804
Other real estate owned	2,779	3,664	4,178	4,565	5,418
Total non-performing assets	$156,508	$156,112	$151,305	$146,647	$145,222

NON-PERFORMING LOANS, BY TYPE:
Commercial and industrial	$33,522	$31,871	$32,610	$37,224	$39,730
Real estate - commercial mortgage	53,693	54,164	52,647	43,426	42,374
Real estate - residential mortgage	38,185	36,152	30,793	28,287	22,887
Consumer and home equity	11,408	13,072	13,090	12,292	11,911
Real estate - construction	1,016	1,440	1,550	4,051	4,525
Equipment lease financing and other	15,905	15,749	16,437	16,802	18,377
Total non-performing loans	$153,729	$152,448	$147,127	$142,082	$139,804

(1) The allowance for credit losses related to OBS Credit Exposures is presented in "other liabilities" on the consolidated balance sheets.

FULTON FINANCIAL CORPORATION
RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:	This press release contains supplemental financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Three months ended
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
	2021	2021	2020	2020	2020
Common shareholders' equity (tangible), per share
Shareholders' equity	$2,692,958	$2,629,655	$2,616,828	$2,390,261	$2,340,501
Less: Preferred stock	(192,878)	(192,878)	(192,878)	—	—
Less: Goodwill and intangible assets	(536,847)	(536,544)	(536,659)	(534,907)	(535,039)
Tangible common shareholders' equity (numerator)	$1,963,233	$1,900,233	$1,887,291	$1,855,354	$1,805,462

Shares outstanding, end of period (denominator)	162,988	162,518	162,350	162,134	161,958

Common shareholders' equity (tangible), per share	$12.05	$11.69	$11.62	$11.44	$11.15

Return on average common shareholders' equity (tangible)
Net income available to common shareholders	$62,402	$70,472	$48,690	$61,610	$39,558
Plus: Intangible amortization, net of tax	140	90	104	103	104
(Numerator)	$62,542	$70,562	$48,794	$61,713	$39,662

Average shareholders' equity	$2,669,413	$2,637,098	$2,544,866	$2,374,091	$2,309,133
Less: Average preferred stock	(192,878)	(192,878)	(127,639)	—	—
Less: Average goodwill and intangible assets	(536,470)	(536,601)	(535,474)	(534,971)	(535,103)
Average tangible common shareholders' equity (denominator)	$1,940,065	$1,907,619	$1,881,753	$1,839,120	$1,774,030

Return on average common shareholders' equity (tangible), annualized	12.93%	15.00%	10.32%	13.50%	8.99%

Tangible common equity to tangible assets (TCE Ratio)
Shareholders' equity	$2,692,958	$2,629,655	$2,616,828	$2,390,261	$2,340,501
Less: Preferred stock	(192,878)	(192,878)	(192,878)	—	—
Less: Goodwill and intangible assets	(536,847)	(536,544)	(536,659)	(534,907)	(535,039)
Tangible common shareholders' equity (numerator)	$1,963,233	$1,900,233	$1,887,291	$1,855,354	$1,805,462

Total assets	$26,079,774	$25,892,990	$25,906,733	$25,543,281	$24,617,863
Less: Goodwill and intangible assets	(536,847)	(536,544)	(536,659)	(534,907)	(535,039)
Total tangible assets (denominator)	$25,542,927	$25,356,446	$25,370,074	$25,008,374	$24,082,824

Tangible common equity to tangible assets	7.69%	7.49%	7.44%	7.42%	7.50%

Efficiency ratio
Non-interest expense	$140,831	$178,383	$154,738	$139,145	$143,006
Less: Amortization of tax credit investments	(1,563)	(1,531)	(1,532)	(1,694)	(1,450)
Less: Intangible amortization	(178)	(115)	(132)	(132)	(132)
Less: 2020 cost savings initiatives	—	—	(15,400)	(800)	—
Less: Debt extinguishment costs	(412)	(32,163)	—	—	(2,878)
Non-interest expense (numerator)	$138,678	$144,574	$137,674	$136,519	$138,546

Net interest income (fully taxable equivalent)	$165,417	$167,428	$164,578	$157,106	$155,854
Plus: Total Non-interest income	51,890	95,397	55,574	63,248	55,922
Less: Investment securities gains, net	(36)	(33,475)	—	(2)	(3,005)
Total revenue (denominator)	$217,271	$229,350	$220,152	$220,352	$208,771

Efficiency ratio	63.8%	63.0%	62.5%	62.0%	66.4%

	Three months ended
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
	2021	2021	2020	2020	2020

Asset Quality, excluding PPP
Net loans recovered (charged-off) (numerator)	$(6,954)	$(6,181)	$3,342	$2,358	$(4,121)

Average Net Loans	$18,906,556	$18,980,586	$18,994,514	$18,880,519	$18,331,797
Less: Average PPP loans	(1,524,389)	(1,688,713)	(1,830,426)	(1,953,122)	(1,258,917)
Total adjusted average loans (denominator)	$17,382,167	$17,291,873	$17,164,088	$16,927,397	$17,072,880

Net charge-offs (recoveries) to adjusted average loans (annualized)	0.16%	0.14%	(0.08)%	(0.06)%	0.10%

Non-performing loans (numerator)	$153,729	$152,448	$147,127	$142,082	$139,804

Net Loans	$18,586,756	$18,990,986	$18,900,820	$19,028,621	$18,704,722
Less: PPP loans	(1,114,401)	(1,688,394)	(1,581,712)	(1,960,165)	(1,937,034)
Total adjusted loans (denominator)	$17,472,355	$17,302,592	$17,319,108	$17,068,456	$16,767,688

Non-performing loans to total adjusted loans	0.88%	0.88%	0.85%	0.83%	0.83%

ACL - loans (numerator)	$255,032	$265,986	$277,567	$266,825	$256,537

Net Loans	$18,586,756	$18,990,986	$18,900,820	$19,028,621	$18,704,722
Less: PPP loans	(1,114,401)	(1,688,394)	(1,581,712)	(1,960,165)	(1,937,034)
Total adjusted loans (denominator)	$17,472,355	$17,302,592	$17,319,108	$17,068,456	$16,767,688

ACL - loans to total adjusted loans	1.46%	1.54%	1.60%	1.56%	1.53%

Pre-provision net revenue
Net interest income	$162,399	$164,448	$161,591	$154,116	$152,754
Non-interest income	51,890	95,397	55,574	63,248	55,922
Less: Investment securities gains, net	(36)	(33,475)	—	(2)	(3,005)
Total revenue	$214,253	$226,370	$217,165	$217,362	$205,671

Non-interest expense	$140,831	$178,383	$154,738	$139,145	$143,006
Less: Debt extinguishment	(412)	(32,163)	—	—	(2,878)
Less: Amortization on tax credit investments	(1,563)	(1,531)	(1,532)	(1,694)	(1,450)
Less: Intangible amortization	(178)	(115)	(132)	(132)	(132)
Total non-interest expense	$138,678	$144,574	$153,074	$137,319	$138,546

Pre-provision net revenue	$75,575	$81,796	$64,091	$80,043	$67,125

Note: numbers may not sum due to rounding.